UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2009
                                                         ----------------

                               CAPE BANCORP, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

 Maryland                           001-33934                  26-1294270
-----------------------------    ---------------------    ---------------------
(State or Other Jurisdiction)    (Commission File No.)      (I.R.S. Employer
   of Incorporation)                                        Identification No.)


225 North Main Street, Cape May Courthouse, New Jersey             08210
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (609) 465-5600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On January 27, 2009, Herbert L. Hornsby's service as President and Chief Executive Officer of Cape Bancorp, Inc. and Cape Bank was terminated. Mr. Hornsby was succeeded by Michael D. Devlin as President and Chief Executive Officer of Cape Bancorp, Inc. and Cape Bank. Mr. Devlin served as the Chief Operating Officer of Cape Bank and Cape Bancorp, Inc. since the merger of Boardwalk Bank into Cape Bank in January 2008. Cape Bancorp, Inc. and Cape Bank also announced that Robert J. Boyer was promoted to Executive Vice President and Chief Operating Officer, and that Guy Hackney, who was previously Senior Vice President of Accounting and Finance, will succeed Mr. Boyer as Chief Financial Officer of Cape Bancorp and Cape Bank. As disclosed in the Cape Bancorp Inc. Proxy Statement dated July 16, 2008, Mr. Hornsby is entitled to payments pursuant to his employment agreement of approximately $1.3 million. Mr. Hornsby's service on the Boards of Directors of Cape Bancorp, Inc. and Cape Bank, and all committee memberships, ceased as of the date of his termination of employment. Biographical, compensatory and related party transaction information regarding Messrs. Devlin and Boyer is disclosed in the Cape Bancorp Inc. Proxy Statement dated July 16, 2008. Mr. Hackney served as Senior Vice President, Accounting and Finance, at Cape Bank since the merger of Boardwalk Bank into Cape Bank in January 2008. Prior to that, Mr. Hackney was Controller of Boardwalk Bank for four years. Mr. Hackney has 29 years of banking experience.

     Cape Bancorp, Inc. issued a press release on January 27, 2009 on these changes of management. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired. Not applicable

     (b)  Pro Forma Financial Information. Not Applicable

     (c)  Shell Company Transactions. Not Applicable

     (d)  Exhibits.

               Exhibit No.             Description
               -----------             -----------
                 99.1                  Press release, dated January 27, 2009,
                                       issued by  Cape Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            CAPE BANCORP, INC.



DATE:  February 2, 2009             By:     /s/ Guy Hackney
                                            -----------------------------------
                                            Guy Hackney
                                            Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit     Description
-------     -----------

99.1        Press release, dated January 27, 2009, issued by Cape Bancorp, Inc.